UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

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Cyanotech Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CYANOTECH CORPORATION
73-4460 Queen Kaahumanu Hwy., Suite 102
Kailua-Kona, HI 96740
(808) 326-1353

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held Thursday, August 26, 2021 at 3:00 P.M. Hawaii Standard Time

To Our Stockholders:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Cyanotech Corporation, a Nevada corporation (“Cyanotech” or the “Company”), to be held on Thursday, August 26, 2021 at 3:00 P.M., Hawaii Standard Time, at the Cyanotech Innovation Center, 73-4185 Unaloha Point Drive, Kailua-Kona, Hawaii USA, 96740, or at any adjournment or postponement thereof, for the following purposes:

1.	To elect the six director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022;

3.	To approve the amendment to the 2014 Independent Director Stock Option and Restricted Stock Grant Plan; and

4.	To transact other business as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

In addition to the formal items of business, Cyanotech will report on operations for fiscal year 2021 and answer appropriate questions that you may have about Cyanotech and its activities.

The Board of Directors fixed the close of business on July 2, 2021 as the record date (the “Record Date”) for stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. The stock transfer books will not be closed between the Record Date and Annual Meeting. Only stockholders of record at the Record Date are entitled to notice of and to vote at the Annual Meeting; however, all stockholders are cordially invited to attend the meeting.

Thank you for your ongoing support and continued interest in Cyanotech. We look forward to seeing you at the meeting.

By Order of the Board of Directors

/s/ Amy Nordin
Amy Nordin
Corporate Secretary
Kailua-Kona, Hawaii
July 15, 2021

Your vote is important. Whether or not you plan to attend this meeting, please vote your shares. This year you may submit your proxy: (i) by mail (after completing, signing and dating the enclosed card); (ii) by telephone; or (iii) by internet. If you do attend the meeting, you may vote at that time, which will revoke automatically any prior vote you may have submitted. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. Further instructions are included in the Proxy Statement under “Voting Rights and Solicitation.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON AUGUST 26, 2021

The Proxy Statement and 2021 Annual Report on Form 10-K are available on the internet at www.envisionreports.com/CYAN.

CYANOTECH CORPORATION

Proxy Statement for 2021 Annual Meeting of Stockholders

To be held August 26, 2021

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Completing and Submitting Their Proxies by Internet, Mail or Telephone

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS OF CYANOTECH CORPORATION
To Be Held August 26, 2021

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CYANOTECH CORPORATION (the “Company” or “Cyanotech”) of proxies to be voted at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) which will be held on Thursday, August 26, 2021 at 3:00 P.M., Hawaii Standard Time, at the Cyanotech Innovation Center, 73-4185 Unaloha Point Dr., Kailua-Kona, Hawaii, USA 96740, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. On July 15, 2021, the Company distributed to stockholders of record a Meeting Notice Regarding the Availability of Proxy Materials for this meeting containing instructions on how to access via the internet (www.envisionreports.com/CYAN) this Proxy Statement, the Notice of Annual Meeting, the form of proxy and our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, as amended, and our undertaking to also mail a full set of such proxy materials, together with a postage paid envelope for returning non-electronic proxy cards, to any stockholders who request paper copies at no cost to them.

The Company’s principal executive offices are located at 73-4460 Queen Kaahumanu Highway, Suite 102, Kailua-Kona, HI 96740.

VOTING RIGHTS AND SOLICITATION

The enclosed proxy is being solicited on behalf of the Board of Directors of Cyanotech for use at the Annual Meeting, so that your shares will count toward determination of the presence of a quorum and your shares can be voted at the meeting.

Who May Vote: The close of business on July 2, 2021 is the record date for stockholders entitled to notice of and to vote at the Annual Meeting. All holders of the Company’s Common Stock outstanding on the record date are entitled to vote at the Annual Meeting. Each stockholder has one vote for each share so held. At July 2, 2021, 6,117,719 shares of Common Stock, $0.02 par value per share, were issued and outstanding. You may vote by submitting your proxy card by internet, telephone, mail or in person at the meeting, or you may attend the meeting and vote your shares in person by ballot.

Methods of Voting: All stockholders of record may vote by mail by completing, signing, dating and returning their proxy cards in the postage-paid envelope. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors. Stockholders of record can instead vote by toll-free telephone or the internet website address listed on the proxy card; they may also vote by proxy card or by ballot if personally present at the meeting, but only the last vote before the polls close at the meeting will count. Stockholders who hold their shares through a broker, trustee or other nominee also can vote by telephone or internet as instructed by their bank, broker or other nominee; as “beneficial owners” they can also vote at the meeting if they present a separate “legal proxy” from the actual record holder and in that event only the final vote made in the name of the stockholder of record will count.

The presence in person or by proxy of the holders of record of a majority of the voting power of the outstanding shares entitled to vote constitutes a quorum. Directors are elected by a majority of votes cast. For approval of all other matters to be voted on, when a quorum is present a matter is approved if the number of votes cast in favor of the action taken exceeds the number of votes cast in opposition to the action. Abstentions are counted only for purposes of determining whether a quorum is present.

Voting Shares Held by Brokers, Banks and Other Nominees: Votes will be counted by the inspectors of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to any proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a broker, trustee or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, trustee or other nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

Many of our stockholders may hold some or all of their shares through a broker, trustee or other nominee, rather than directly in their own name. As summarized below, there are distinctions between shares held of record and those owned beneficially.

•         Stockholders of Record — If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party and to vote by completing a proxy card by internet, by telephone or by mail, or to vote in person by ballot or by proxy at the Annual Meeting of Stockholders.

•         Beneficial Owners — If any or all of your shares are held of record in a brokerage account, by a trustee or by another nominee, you are considered, with respect to those shares, the “beneficial owner.” As the beneficial owner of those shares, you have the right by internet, telephone or mail to direct your broker, trustee or nominee how to vote, and you also are invited to attend the Annual Meeting of Stockholders in person. Because a beneficial owner is not the stockholder of record, however, you may not vote these shares in person at the Annual Meeting of Stockholders unless you obtain a “legal proxy” from the broker, trustee or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting of Stockholders.

For your vote to be counted, you must communicate your voting decisions by internet, telephone or mail to your broker, trustee or other nominee before the date of the stockholders meeting. Brokers, trustees and other nominees who do not receive instructions are entitled to vote those shares with respect to the ratification of the selection of our independent registered public accounting firm, but not with respect to election of directors. If your shares are held by a broker, trustee, bank or other nominee, for your vote to be counted you will have to obtain a separate legal proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares or how to obtain an authorization from your broker allowing you to vote your shares at the Annual Meeting in person or by proxy. Abstentions and broker non-votes will be included only in determining the presence of a quorum at the Annual Meeting but will not be counted as votes cast on any proposals to be voted upon.

Voting your shares is important to ensure that you have a say in the governance of your Company. Please review these proxy materials and if you are a beneficial owner, follow the voting instruction form you receive from your broker, bank or other nominee to vote your shares. We hope that you will exercise your rights and fully participate as a stockholder in our Company’s future. If you have any questions about this rule or the proxy process in general, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder. Additionally, you may contact Amy Nordin, Corporate Secretary, by telephone at 808-331-4102 or by email to anordin@cyanotech.com.

Voting Shares by Proxy: Shares represented by proxies in the accompanying form which are properly executed and returned to Cyanotech by internet, by mail or by telephone will be voted at the Annual Meeting in accordance with the stockholder’s instructions contained on the proxy or herein. To submit your proxy by mail, mark your votes on the enclosed form of proxy, then follow the directions on the form of proxy. To submit your proxy using the internet or by telephone, see the instructions on the proxy form and have the proxy form available when you access the internet website or place your telephone call. In the absence of contrary voting instructions properly submitted, all shares represented by properly submitted proxies which have not been revoked will be voted:

a)	FOR the election of each of the directors as described herein under Proposal ONE;

b)	FOR Proposal TWO to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for Fiscal Year 2022.

c)

FOR Proposal THREE to approve the amendment to the 2014 Independent Director Stock Option and Restricted Stock Grant Plan to increase the number of shares of Common Stock reserved for issuance under the 2014 Plan by 300,000 shares, such that upon passage of the 2014 Plan Amendment, there will be a total of 343,133 shares available for issuance under the 2014 Plan.

Management does not know of any other matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment.

The entire cost of soliciting the proxies will be borne by Cyanotech. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, e-mail, facsimile or letters from officers and regular Cyanotech employees who will receive no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company’s Common Stock, and such persons may be reimbursed for their expenses.

Revoking Your Proxy: Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is exercised at the stockholder meeting. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 73-4460 Queen Kaahumanu Highway, Suite 102, Kailua-Kona, HI 96740, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting, notifying the Secretary of the Meeting of the revocation of the prior proxy, and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Appraisal: None of Nevada law, our Restated Articles of Incorporation or our Amended and Restated Bylaws (the “Bylaws”), provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting.

IMPORTANT NOTICE

Regarding Availability of Proxy Materials

For the Annual Meeting to Be Held on August 26, 2021

As permitted by the SEC, the Company is making available its Notice of Annual Meeting, Proxy Statement and Annual Report for fiscal year ended March 31, 2021 at www.envisionreports.com/CYAN. If you received the Company’s notice containing instructions on how to access these materials via the internet, you will not receive a printed copy of the proxy materials unless you request a copy by following the instructions contained in the notice which directs stockholders to that website, or to telephone toll-free 1-866-641-4276 or to email a request to investorvote@computershare.com.

•      Stockholders of Record. If your shares are registered in your own name, you may enroll to have future proxy materials delivered via e-mail or the internet by following the instructions at www.envisionreports.com/CYAN. You will need the control number on your proxy card to enroll.

•      Beneficial Owners. If your shares are not registered in your name, to enroll in the electronic delivery service, check the information provided to you by your bank or broker or contact your bank or broker for information on electronic delivery service.

Delivery of One Proxy Statement and Annual Report

To a Single Household to Reduce Duplicate Mailings

Each year in connection with the Annual Meeting of Stockholders, the Company is required to furnish to each stockholder of record a proxy statement and annual report and to arrange for a proxy statement, annual report and, if applicable, notice of internet availability of proxy materials to be furnished to each beneficial stockholder whose shares are held by or in the name of a broker, bank, trust or other nominee. Because many stockholders hold shares of the Cyanotech Common Stock in multiple accounts, this process may result in duplicate mailings of proxy materials to stockholders who share the same address. Stockholders can avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

•      Stockholders of Record. If your shares are registered in your own name and you are interested in consenting to the delivery of a single copy of proxy materials (other than proxy cards), you may also do so via the internet by going directly to www.envisionreports.com/CYAN and following the instructions therein.

•      Beneficial Owners. If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single copy of proxy materials (other than proxy cards) if there are other stockholders who share an address with you. If you currently receive more than one copy of proxy materials at your household and would like to receive only one copy in the future, you should contact your nominee.

Right to Request Separate Copies. If you consent to the delivery of a single copy of proxy materials but later decide that you would prefer to receive a separate copy of proxy materials for each account at your address, then please notify the Company or your nominee, as applicable, and the Company or your nominee will promptly deliver such additional proxy materials. If you wish to receive a separate copy of the proxy materials for each account at your address in the future, please call toll-free 1-866-641-4276 or send an email to investorvote@computershare.com.

*****

PROPOSAL ONE

Election of Directors

Board Nominees

A board of six directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the six Board nominees named below, all six of whom are presently directors of the Company. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director or if additional persons are nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. Each director elected at this Annual Meeting will serve until the next Annual Meeting or until such director’s successor has been elected and qualified. Voting for the election of directors is non-cumulative.

The following sets forth certain information on each of the nominees for election to serve as a director of the Company until the 2022 Annual Meeting of Stockholders including each director’s background, principal occupations and employment, as well as specific experience, qualifications, attributes and skills that led to the Board of Director’s conclusion that each of the nominees for director should serve on the Board at the time of this Proxy Statement, in light of the Company’s current business and structure:

Gerald R. Cysewski, Ph. D.—72: Dr. Cysewski co-founded the Company in 1983 and has served as a Director since that time. He became Chief Executive Officer on May 22, 2019, after having served as President beginning April 22, 2019. He also serves as Vice Chairman of the Board. Dr. Cysewski served as President and Chief Executive Officer from March 31, 2016 through January 24, 2018. From January 2018 until April 2019, and prior to March 2016, he was our Chief Scientific Officer. From 1990 to May 16, 2008, Dr. Cysewski served as the Company’s President and Chief Executive Officer, as well as Chairman of the Board. Prior to 1990, Dr. Cysewski served in various other capacities for the Company including Vice Chairman and Scientific Director. From 1980 to 1982, Dr. Cysewski was Group Leader of Microalgae Research and Development at Battelle Northwest, a major contract research and development firm. From 1976 to 1980, Dr. Cysewski was an assistant professor in the Department of Chemical and Nuclear Engineering at the University of California, Santa Barbara, where he received a two-year grant from the National Science Foundation to develop a culture system for blue-green algae. Dr. Cysewski received his doctorate in Chemical Engineering from the University of California at Berkeley. Dr. Cysewski continues to be recognized as a leading authority on large scale production of micro-algae and is a frequently invited speaker at industry gatherings around the world, providing insight to the Board on changes in micro-algae science and regulatory matters that impact the Company. His extensive experience with the Company and his expertise in micro-algae production make him uniquely qualified to serve on our Board.

Michael A. Davis—68: Mr. Davis was appointed to the Board of Directors of the Company in March 2003 and was appointed to serve as Chairman of the Board of Directors on April 13, 2011. For over 30 years, Mr. Davis has been active as a private investor specializing in investments in natural and organic foods, nutraceuticals and the agriculture from which they are derived. He is President of Skywords Family Foundation, Inc. and a Director of Canobie Films, Inc., and attended Harvard University. His business and investment experiences, as well as his long association with the Company, provide the Board with critical perspective on the business issues the Company faces. Mr. Davis serves as Chairman of the Nominating and Corporate Governance Committee.

Nancy E. Katz—62: Ms. Katz was appointed to the Board of Directors of the Company in October 2016. Ms. Katz served as Vice President, Consumer Marketing at Medtronic, Inc., a medical technology company, from May 2011 to August 2014. From July 2005 to July 2010, Ms. Katz was Senior Vice President, Bayer Diabetes Care — North America. Prior to this position, she was President and Chief Executive Officer of Calypte Biomedical Corporation, a manufacturer of HIV diagnostics, President of Zila Pharmaceutical, Inc., a manufacturer of oral care products, and held senior marketing positions with the Lifescan division of Johnson & Johnson (blood glucose diabetes products), Schering-Plough Healthcare Products, and with American Home Products. She has previously served on the Boards of Directors of Neoprobe Corporation, Calypte Biomedical Corporation, LXN Corporation and Pepgen Corporation. She currently serves on the Board of NeuroMetrix, Inc. She received a B.S. in business from the University of South Florida. Ms. Katz has significant experience as an executive and director of public companies and provides valuable insight to the Board and management in strategy development and other Company functions. Ms. Katz is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

Walter B. Menzel—74: Mr. Menzel was elected to the Board of Directors of the Company in August 2013. Mr. Menzel is the President of the WM Group, a contract provider of management, marketing, and creative services for established and entrepreneurial enterprises and organizations. In addition, he is CEO of the Peter Michael Foundation, an underwriter of cancer research at leading medical centers. He is also Co-Founder of Prostate Management Diagnostics Inc., a private company in partnership with The Genome Institute at Washington University in St. Louis. Previously, he was Senior VP at McCann-Erickson, and served in positions of increasing client services responsibility at BBDO West, Needham Harper Worldwide, Leo Burnett Company, and J. Walter Thompson Company. Mr. Menzel is a graduate of the University of Wisconsin (BA) and Stanford University (MBA and MA) and is a National Association of Corporate Directors Board Leadership Fellow. His extensive experience and expertise in branding and marketing provides a unique perspective and contribution to the Board. Mr. Menzel serves as Chairman of the Compensation Committee and is a member of the Audit Committee.

David M. Mulder—60:  Mr. Mulder was elected to the Board on May 17, 2016. Mr. Mulder is currently the Owner of CFO Pinch Hitters, Inc., concurrently serving as the Interim Chief Financial Officer for several clients.  Prior to that he served as the Executive Vice President and Chief Financial Officer of Reiter Affiliated Companies from 2012 through 2019.  He also served as the Chairman of the Board of FreSeguro, Inc., a Hawaiian captive insurance company. Mr. Mulder has over 25 years of international financial and general management experience in a broad variety of businesses, including agriculture, consumer products, wholesale products, distribution and medical products. His background includes serving as the CEO of Biolase, a public international medical device company, and as the CFO of Salton as the (then) public company doubled in size during the globalization of the George Foreman grill. He built his early career at Fruit of the Loom, where he last served as the head of the European, Middle East and Africa division. He started his professional career at Arthur Andersen where he did both consulting and audit, earning his CPA. He earned his Master of Business Administration degree from the Fuqua School of Business at Duke University.  His financial and accounting background, as well as his leadership experiences, are critical to the Company’s long-range goals. Mr. Mulder serves as Chairman of the Audit Committee.

David L. Vied—60: Mr. Vied was elected to the Board on January 27, 2015.  Mr. Vied serves as the Global Sector Leader, Medical Devices & Diagnostics for Korn Ferry, a global leadership and talent advisory firm.  Previous experience includes serving in leadership roles for other global recruiting and talent advisory firms.  Mr. Vied received a Bachelor of Arts degree in Communication Studies from California State University at Sacramento and a Master of Science degree in Labor and Industrial Relations from the University of North Texas. His experience in management and corporate organization rounds out an important expertise represented on the Board. Mr. Vied is a member of the Nominating and Corporate Governance Committee and the Compensation Committee.

Required Vote

The affirmative vote of the holders of a majority of the aggregate voting power of the Company’s Common Stock present in person or represented by proxy at a meeting at which a quorum is present, is required for the election of each nominated director.

The Board of Directors unanimously recommends that the stockholders vote FOR each of the above-named director nominees.

BOARD MEETINGS AND COMMITTEES

Board Meetings

During fiscal year 2021, the Board of Directors met formally six (6) times. Each of our Directors attended 100% of the aggregate of (i) the total number of meetings of the Board of Directors held during the fiscal year, and (ii) the total number of meetings held by all committees of the Board of Directors on which they served.

Director Nomination Process

Director Qualifications. The Nominating and Corporate Governance Committee has established guidelines for considering nominations to the Company’s Board of Directors. These include: (a) personal characteristics, including such matters as integrity, education, diversity of background and experience, absence of potential conflicts of interest with the Company or its operations, and the availability and willingness to devote sufficient time to the duties of a director of the Company; (b) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (c) experience in the Company’s industry and with relevant social policy concerns; (d) experience as a board member of another company; (e) academic expertise in an area of the Company’s operations; (f) practical and mature business judgment; and (g) diversity as to gender, age, ethnic background and experience. The criteria are not exhaustive, and the Nominating and Corporate Governance Committee and the Board of Directors may consider other qualifications and attributes which the members believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so the Committee also considers candidates with appropriate non-business backgrounds.

Identification and Evaluation of Nominees for Directors. The Board of Directors believes that, based on the Nominating and Corporate Governance Committee’s knowledge of the Company’s corporate governance principles and the needs and qualifications of the Board at any given time, the Nominating and Corporate Governance Committee is best equipped to select nominees that will result in a well-qualified and well-rounded Board of Directors. The Nominating and Corporate Governance Committee also considers any candidate recommended by Company management or the Company’s stockholders in light of the criteria for selection of new directors. The Company’s Bylaws contain procedures for stockholder nominations which are discussed in greater detail under “STOCKHOLDER PROPOSALS AND NOMINATIONS” on page 19 of this proxy. In making its nominations, the Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the committee’s criteria for Board service are re-nominated. As to new candidates, the committee will generally poll the Board members and members of management for recommendations and, if appropriate, engage a consultant to assist the Committee. The committee may also review the composition and qualification of the boards of directors of the Company’s competitors and may seek input from industry experts or analysts. The committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the committee evaluates each individual in the context of the Board as whole, with the objective of assembling a group that can best represent stockholder interests through the exercise of sound judgment. After review of all pertinent data, and due deliberation by the committee, this slate of nominees is recommended to the Board of Directors and the stockholders for election.

Each of the nominees for election at this annual meeting was unanimously recommended by the Nominating and Corporate Governance Committee for election.

Independent Directors

The Board of Directors has determined that each of the nominees for director, other than Dr. Cysewski, has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is “independent” under Nasdaq Rule 5605(a)(2). In making its determination, the Board of Directors considered transactions and relationships between each director (and any member of his or her immediate family) and the Company and its subsidiaries and relationships between the directors or their affiliates and members of the Company’s senior management personnel and their affiliates.

Under Nasdaq Rule 5605(a)(2), an “Independent Director” is a person other than an Executive Officer of the company or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Since Dr. Cysewski is Chief Executive Officer of the Company, he may not be considered an “Independent Director” under Nasdaq Rule 5605(a)(2).

The Independent Directors meet in executive session without the Chief Executive Officer or any other member of management in attendance at least twice annually in accordance with Nasdaq Corporate Governance Rules. Any Independent Director may request an executive session of Independent Directors to discuss any matter of concern.

Stockholder Communication with Directors

Stockholders may, at any time, communicate in writing with any particular director, or the non-management directors as a group, by sending such written communication to Cyanotech Corporation—Non-Management Directors (or to a specific named-director), 73-4460 Queen Kaahumanu Highway, #102, Kailua-Kona, Hawaii, 96740, or by e-mail to board@cyanotech.com. All written communications received will be directed to the relevant director or the non-management directors as a group.

Code of Ethics

We have adopted the Cyanotech Code of Ethics for our officers and employees. We have also adopted the Board of Directors Code of Conduct. Both Codes are publicly available on our website at www.cyanotech.com. The Codes contain general guidelines for conducting the business of the Company consistent with the highest standards of business ethics and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and as a “code of conduct” within the meaning of the Nasdaq listing standards. If we make any substantive amendments to or grant any waiver from such Codes relating to our Chief Executive Officer, Chief Financial Officer or other officer, we will disclose the nature of such amendment in a report on Form 8-K and amend the website disclosure.

Corporate Governance

In addition to the Company’s Restated Articles of Incorporation, the Company’s Amended and Restated Bylaws and other key Company governance documents, including its Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter and the Code of Conduct and Ethics, are available on the Company’s website at www.cyanotech.com. The information contained on the website is not hereby incorporated by reference in, nor considered part of, this Proxy Statement, unless specifically incorporated. The Company will provide copies of any of these documents, free of charge, to any stockholder upon written request to the Chief Financial Officer, c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Highway, #102, Kailua-Kona, Hawaii, 96740.

The Company has chosen to separate the chief executive officer and board chairman positions as a matter of good corporate governance and to efficiently utilize the skills and time of the individuals who currently serve in these positions. Mr. Cysewski, the Company’s Chief Executive Officer is primarily involved in the day to day responsibilities and obligations of the Company, while Mr. Davis, the Board’s Chairman, provides strategic direction for the Company and presides over meetings of the Board. These two key leaders communicate regularly with each other.

The Board is limited by its size but plays a fundamental role in the Company’s risk oversight process, both directly and through the delegation to its committees of responsibilities related to the oversight of certain risks, and regularly discusses with management the Company’s major risk exposures, their potential impact on the Company’s business and the steps the Company can take to manage them.

While the Board is ultimately responsible for all risk oversight of the Company, the Audit Committee focuses on financial risks as they relate to the Company’s financial reporting process, financial statements and internal controls, among other responsibilities set forth in the Audit Committee’s Charter. The Nominating and Corporate Governance Committee focuses on the management of risks associated with the Board’s organization, membership, governance and structure. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies, bonus plans and incentive option plans.

The Company has an ongoing commitment to good governance and business practices. This includes regular monitoring and balancing of the Company’s processes and procedures in light of any new corporate governance best practices, and a continual review of changes in federal law and the rules and regulations promulgated by the SEC and the regulations of the Nasdaq Stock Market, LLC which are applicable to the Company. These practices help to ensure that the Company will timely comply with new laws and rules and will implement other corporate governance practices which it believes to be in the best interest of the Company and its stockholders.

Board Committees

The Board of Directors of the Company has an Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee.

The Audit Committee operates and acts under a written charter, which was revised and approved by the Cyanotech Board of Directors on November 8, 2011. A copy of the Charter and Powers of the Audit Committee can be found on the Company’s website at www.cyanotech.com. The Committee provides independent and objective oversight of (1) the Company’s financial reporting processes, (2) the Company’s audits of the financial statements, including appointment, compensation and oversight of the Company’s independent registered public accounting firm, (3) the Company’s internal controls, and (4) risk assessment and risk management policies set by management. The Committee also oversees and monitors the independence, performance and qualifications of the Company’s independent registered public accounting firm. The Audit Committee also reviews and approves related party transactions and reviews and resolves complaints from any employee regarding accounting, internal controls or auditing matters. All members of the Audit Committee are “independent” directors as defined in Nasdaq Rules 5605(a)(2) and 5605-3(2)(A). On May 17, 2016, the Board of Directors elected David M. Mulder to the Board of Directors and determined that he met the requirements as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Committee held four (4) formal meetings during fiscal year 2021. The Audit Committee is comprised of independent directors David M. Mulder (Chair), Walter B. Menzel and Nancy E. Katz.

The Nominating and Corporate Governance Committee operates and acts under a written charter, which was adopted and approved by the Cyanotech Board of Directors on January 7, 2010, a copy of which can be found on the company’s website at www.cyanotech.com. The Nominating and Corporate Governance Committee’s functions include (1) reviewing the background and qualifications of potential nominees for the Cyanotech Board of Directors presented by stockholders, directors and management, (2) recommending to the Board a slate of nominees to be submitted to the stockholders for election at the next Annual Meeting of Stockholders, (3) advising the Board with respect to matters of Board composition and procedures, and (4) overseeing the annual evaluation of the Board. Among the qualifications considered in the selection of candidates are knowledge, experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability, dedication, diversity and absence of conflicts of interest see caption “Director Nomination Process” above. The Nominating and Corporate Governance Committee has a policy of considering any candidate recommended by Company management or by the Company’s stockholders in light of the criteria for selection of new directors. All members of the Nominating and Corporate Governance Committee are “independent” directors under Nasdaq Rule 5605(a)(2). The Nominating and Corporate Governance Committee held two (2) formal meeting during fiscal 2021. The Nominating and Corporate Governance Committee is comprised of independent directors Michael A. Davis (Chair), David L. Vied and Nancy E. Katz.

The Compensation Committee operates and acts under a written charter, which was adopted and approved by the Cyanotech Board of Directors on January 7, 2010 and amended on August 25, 2016, and which is also available on the Company’s website at www.cyanotech.com. The Compensation Committee reviews and makes recommendations to the Board concerning the Company’s executive compensation policy, bonus plans and incentive option plans, and approves the grants of stock options to officers, employees and consultants. Based on such review, the Committee recommended to the Board that such information be included in the Company’s proxy statement. At least once a year, the Compensation Committee meets in executive session with the other independent directors of the Board to evaluate the Chief Executive Officer’s (“CEO”) performance. All members of the Compensation Committee are “independent” directors as defined under Nasdaq Rule 5605(a)(2). The Compensation Committee held one (1) formal meeting during fiscal year 2021. The Compensation Committee is comprised of independent directors Walter B. Menzel (Chair) and David L. Vied.

DIRECTOR COMPENSATION

The following table sets forth the compensation earned by non-employee directors for fiscal year 2021:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Total ($)
Michael A. Davis	40,000	30,000	—	70,000
Nancy E. Katz	32,000	32,000	—	64,000
Walter B. Menzel	32,000	32,000	—	64,000
David M. Mulder	32,000	32,000	—	64,000
David L. Vied	32,000	32,000	—	64,000

(1)

Represents the grant date fair value of the restricted stock awards pursuant to FASB ASC Topic 718. Additional information about the assumptions used when valuing equity awards is set forth in the Annual Report on Form 10-K in the Notes to Consolidated Financial Statements for the fiscal year ended March 31, 2021. On August 27, 2020, shares of restricted stock were issued to directors as follows: Mr. Davis – 12,605, Ms. Katz – 13,445, Mr. Menzel – 13,445, Mr. Mulder – 13,445 and Mr. Vied – 13,445.

(2)	As of March 31, 2021, the total number of outstanding options to purchase shares held by each non-employee director was as follows: Mr. Menzel – 6,000, Mr. Vied – 6,000 and Mr. Mulder – 6,000.

At the 2014 Annual Meeting of Stockholders, the stockholders of the Company approved the 2014 Independent Director Stock Option and Restricted Stock Grant Plan (the “2014 Plan”). Under the 2014 Plan, 350,000 shares were reserved for issuance or option grant through the date of the 2024 Annual Stockholders’ Meeting. As of March 31, 2021, an aggregate of 43,133 shares of Common Stock remained available for future grants under the 2014 Plan. The Company is proposing to amend the 2014 Plan to increase the number of shares of common stock that are available for issuance under the 2014 Plan by 300,000 shares.

Each independent director receives an annual fee of $32,000 for participation on the Board and the committees on which each independent director is appointed; the Board Chairman receives $40,000 annually. These fees are paid quarterly. Additionally, each independent director receives an annual grant of restricted shares equivalent to $32,000; provided, however, the director serving as Chairman receives an annual grant of restricted shares equivalent to $30,000. Each independent director is also reimbursed for out-of-pocket costs incurred in connection with attendance at Board and committee meetings.

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PROPOSAL TWO

Ratification of Selection of Independent Registered Public Accounting Firm

The firm of Grant Thornton LLP has served as the Company’s independent registered public accounting firm since fiscal 2009. The Audit Committee has selected, and the Board of Directors has approved, the firm to continue in this capacity for the current fiscal year ending March 31, 2022. A representative of Grant Thornton LLP is expected to attend the annual meeting with the opportunity to make a statement and to respond to appropriate questions from stockholders present at the meeting. Although it is not required to do so, the Company wishes to provide stockholders with the opportunity to indicate their approval of the selection of the independent registered public accounting firm and accordingly is submitting a proposal to ratify the selection of Grant Thornton LLP. If the stockholders should fail to approve this proposal, the Board of Directors will consider the selection of another independent registered public accounting firm.

The Board of Directors unanimously recommends that stockholders vote FOR ratification of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2022.

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PROPOSAL THREE

Approval of Amendment of the 2014 Independent Director Stock Option and Restricted Stock Grant Plan

On July 8, 2014, the Board of Directors of the Company adopted, subject to stockholder approval, the 2014 Plan. The stockholders approved the 2014 Plan on August 28, 2014. On June 30, 2021, the members of our Board of Directors constituting our Compensation Committee and all of our independent Board members adopted, subject to stockholder approval, an amendment to the 2014 Plan (the “2014 Plan Amendment”). In this proposal, the Company is asking our stockholders to approve the 2014 Plan Amendment to increase the number of shares of common stock that are available for issuance under the 2014 Plan by 300,000 shares. If the stockholders approve the 2014 Plan Amendment, there will be a total of 343,133 shares available for issuance under the 2014 Plan.

The 2014 Plan allows the Company to provide stock-based compensation to its independent directors. The purpose of the 2014 Plan is to retain and attract qualified persons to serve on the Board of Directors, as well as to further align the interests of the independent directors with other stockholders through increased Company stock ownership. The Company’s independent directors are eligible to receive grants of stock options or shares of common stock under the 2014 Plan. The 2014 Plan is scheduled to terminate following our Annual Meeting of Stockholders in 2024.

The 2014 Plan originally authorized the issuance of up to 350,000 shares of common stock. As of March 31, 2021, an aggregate of 43,133 shares of Common Stock remained available for future grants under the 2014 Plan. The Board believes that this reserve amount is insufficient to meet the long-term incentive needs of the Company for the remaining term of the 2014 Plan. Accordingly, the Board of Directors has determined that the request for an additional 300,000 shares of common stock is reasonable and necessary to allow the Company to continue its granting practices in the future. The Board of Director’s recommended increase is based on the Company’s historical use of equity awards for independent directors and its anticipated use of such awards during the remaining term of the 2014 Plan. However, future circumstances may require grants different than what the Board of Directors currently anticipates, in which case the shares authorized could last for a longer or shorter period. If our stockholders do not approve the 2014 Plan Amendment, the 2014 Plan will remain in effect with its current terms and conditions and the number of shares reserved for issuance will not increase.

Description of the 2014 Plan

The following description of the 2014 Plan is qualified in its entirety by reference to the text of the 2014 Plan and the 2014 Plan Amendment, copies of which are attached to this Proxy Statement as Exhibit A.

The exercise price with respect to an option awarded under the 2014 Plan will be the “fair market value” thereof, defined for the current trading market as the last reported sale price (“Closing Price”) of the Common Stock on the Nasdaq Small-Cap Market on the date of the grant. On July 2, 2021, the Closing Price of the Company’s Common Stock on the Nasdaq Small-Cap Market was $3.02. Payment of the exercise price may be made in whole or in part with other shares owned by the participant credited at fair market value.

Options granted under, and the number of shares subject to, the 2014 Plan will be subject to adjustment upon a recapitalization, stock split, stock dividend or other similar event affecting the Common Stock. Options will not be transferable other than by will or pursuant to the laws of descent or a qualified domestic relations order and will be exercisable during the lifetime of an option holder only by such holder or a guardian or legal representative. On Termination of Directorship, as defined in the 2014 Plan, for reasons other than death or disability, unexercised and vested Stock Options expire three months after the date of Termination of Directorship or on the Option expiration date, whichever is earlier; and if for death or disability, one year after Termination of Directorship or Option expiration date, whichever is earlier. In the event of a change in control, each outstanding award or share purchased pursuant to any award will, if not fully vested, become fully vested and, in the case of options, fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares.

The 2014 Plan may be amended by the Board of Directors, provided that stockholders’ approval will be necessary for any change that would materially increase the benefits accruing to Participants under the 2014 Plan, change the aggregate number of shares issuable thereunder, change the method for calculation of the option price or change the class of persons eligible to receive options or grants.

The 2014 Plan will be administered by the Company’s Chief Executive Officer and Chief Financial Officer (“Administrators”). The Administrators have authority to adopt rules as they may deem appropriate to carry out the purposes of the 2014 Plan, have authority to interpret and construe the provisions of the 2014 Plan and any agreements and notices under it, and to make determinations pursuant to any 2014 Plan Provision. Each interpretation, determination or order or action made or taken by the Administrators pursuant to the 2014 Plan is final and binding on all persons. The Administrators are not liable for any action or determination made in good faith and are entitled to indemnification and reimbursement in the manner provided in the Company Articles of Incorporation and By-Laws as such documents may be amended from time to time.

Options granted pursuant to the 2014 Plan will be “non-qualified” stock options and are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Service Code. The optionee will realize no income at the time he or she is granted a non-qualified stock option. Ordinary income will be realized by the optionee when the non-qualified stock option is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued over the exercise price of such shares, and the Company’s deduction for Federal income tax purposes will correspond to the amount of income realized by the optionee upon exercise. The tax basis of the stock acquired upon the exercise of the option will be equal to the sum of (i) the exercise price of such option; and (ii) the amount included in income with respect to the exercise of such option. Any gain or loss on the subsequent sale of the stock will be either a long-term or short-term capital gain or loss, depending on the optionee’s holding period for the Common Stock disposed of by the optionee.

Required Vote

A majority of the shares of the Common Stock cast at a meeting at which a quorum is present, is required for approval of the proposal.

The Board of Directors unanimously recommends that stockholders vote FOR amendment to the 2014 Independent Director Stock Option and Restricted Stock Grant Plan to increase the number of shares of Common Stock reserved for issuance under the 2014 Plan by 300,000 shares, such that upon passage of the 2014 Plan Amendment, there will be a total of 343,133 shares available for issuance under the 2014 Plan.

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COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than 10% of its common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. To the Company’s knowledge, based solely on a review of Forms 3 and 4 furnished to it during its most recent fiscal year, and representations that no Forms 5 were required, the Company believes that during fiscal 2021, its directors and executive officers and greater than 10% shareholders filed all such reports required to be filed under Section 16(a) on a timely basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT and RELATED STOCKHOLDER MATTERS

The following tables set forth information regarding the beneficial ownership of the Company’s Common Stock as of July 2, 2021 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Common Stock of the Company and Common Stock equivalents, (ii) each of the Company’s Named Executive Officers, (iii) each director and (iv) all directors and executive officers named in the Summary Compensation Table appearing herein as a group. The following table sets forth what such persons’ beneficial security ownership position would be assuming the exercise of all outstanding stock options and warrants, exercisable on July 2, 2021 or within 60 days of such date, but such shares are not treated as outstanding for purposes of computing the percentage ownership of any other person or group. All shares shown are subject to the named person’s sole voting and investment power except as noted. As of July 2, 2021, 6,117,790 shares of the Company’s Common Stock were outstanding.

Security Ownership of Certain Beneficial Owners

Name	Shares Beneficially Owned		Approximate Percent Owned

Michael A. Davis	1,175,827	(1)	19.2%
Rudolf Steiner Foundation	917,133	(2)	15.0%

(1)

Based on the information in a filing on Schedule 13D/A filed with the SEC on December 2, 2020 by the reporting persons named therein. Includes 569,956 shares over which Mr. Davis holds sole voting and investment power. Also includes 605,871 shares over which Mr. Davis holds shared voting and investment power, including 31,250 shares held by Mr. Davis’ spouse, Janet J. Johnstone; 150,000 shares held by trusts for the benefit of Mr. Davis’ children; and 424,621 shares held by the Skywords Family Foundation, Inc., of which Mr. Davis is a director (“Skywords”).

(2)

Based on the information in a filing on Schedule 13D dated November 23, 2020 filed by the Rudolf Steiner Foundation and other reporting persons. The shareholder’s address is 1002 O’Reilly Ave., San Francisco, CA 94129.

Security Ownership of Directors and Management

Unless otherwise noted, the address for each director and officer listed below is c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy #102, Kailua-Kona, HI 96740.

Name	Shares Beneficially Owned	Ref	Approximate Percent Owned
Michael A. Davis	1,175,827	(1)	19.2%
Gerald R. Cysewski	264,837	(2)	4.3%
David L. Vied	67,716	(3)	1.1%
Glenn D. Jensen	65,291	(4)	1.1%
David M. Mulder	55,167	(3)	*
Nancy E. Katz	44,167		*
Walter B. Menzel	34,611	(3)	*
Matthew K. Custer	551		*
All directors and executive officers as a group (8 persons)	1,708,167	(5)	27.5%

*	Less than 1.0%

(1)

Based on the information on Schedule 13D/A filed on December 2, 2020 filed by the reporting persons named therein. Includes 569,956 shares over which Mr. Davis holds sole voting and investment power. Also includes 605,871 shares over which Mr. Davis holds shared voting and investment power, including 31,250 shares held by Mr. Davis’ spouse, Janet J. Johnstone; 150,000 shares held by trusts for the benefit of Mr. Davis’ children; and 424,621 shares held by the Skywords Family Foundation, Inc., of which Mr. Davis is a director (“Skywords”).

(2)	Includes options to purchase 127,500 shares of Common Stock.

(3)	Includes options to purchase 6,000 shares of Common Stock.

(4)	Includes options to purchase 47,000 shares of Common Stock.

(5)	Includes options to purchase 192,500 shares of Common Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No current member of the Company’s Compensation Committee is a current or former officer or employee of the Company or its subsidiaries and no executive officer of the Company was a member of the Compensation Committee of any corporation of which a member of the Company’s Compensation Committee is an executive officer.

EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers are elected by and serve at the pleasure of the Board. The executive officers of Cyanotech as of July 15, 2021 include:

Gerald R. Cysewski, Chief Executive Officer, Vice Chairman of the Board, PhD. —72: Dr. Cysewski co-founded the Company in 1983 and has served as a director since that time. He became Chief Executive Officer on May 22, 2019, after having served as President beginning April 22, 2019. He also serves as Vice Chairman of the Board. Dr. Cysewski served as President and Chief Executive Officer from March 31, 2016 through January 24, 2018. From January 2018 until April 2019, and prior to March 2016, he was our Chief Scientific Officer. From 1990 to May 16, 2008, Dr. Cysewski served as the Company’s President and Chief Executive Officer, as well as Chairman of the Board. Prior to 1990, Dr. Cysewski served in various other capacities for the Company including Vice Chairman and Scientific Director. From 1980 to 1982, Dr. Cysewski was Group Leader of Microalgae Research and Development at Battelle Northwest, a major contract research and development firm. From 1976 to 1980, Dr. Cysewski was an assistant professor in the Department of Chemical and Nuclear Engineering at the University of California, Santa Barbara, where he received a two-year grant from the National Science Foundation to develop a culture system for blue-green algae. Dr. Cysewski received his doctorate in Chemical Engineering from the University of California at Berkeley. Dr. Cysewski continues to be recognized as a leading authority on large scale production of micro-algae and is a frequently invited speaker at industry gatherings around the world, providing insight to the Board on changes in micro-algae science and regulatory matters that impact the Company. His extensive experience with the Company and his expertise in micro-algae production make him uniquely qualified to serve on our Board.

Felicia Ladin, Chief Financial Officer, Vice President-Finance and Administration and Treasurer - 49: Ms. Ladin has served as Cyanotech’s Chief Financial Officer since September 2020. Ms. Ladin is a part-time faculty member at the University of Hawaii at Manoa in the Shidler School of Business. Ms. Ladin has over 15 years of finance experience with a proven track record in managing all aspects of finance with a focus on financial planning and analysis in the pharmaceutical and life sciences industries. From February 2015 to January 2018, Ms. Ladin served as Senior Vice President, CFO and Treasurer for Albany Molecular Research, Inc. From 2002 to 2015. Ms. Ladin worked at Teva Pharmaceuticals USA, Inc (“Teva”). Her last position with Teva was Senior Vice President, CFO, Global Specialty Medicines. Prior to that role, she had positions of increasing responsibility directing Teva’s financial planning and analysis operations and was tax director. Ms. Ladin holds a Master of Science degree in Taxation from Seton Hall University and a Bachelor of Science degree in Accounting from the University of Delaware.

Matthew K. Custer, President—38: Mr. Custer has served as Cyanotech’s President from May 2021. Previously, he served as Vice President General Manager since August 2019. He joined Cyanotech in 2015, as Manufacturing Manager, before being promoted to Director of Manufacturing in 2016, after which was named Vice President General Manager. He has over 19 years of management experience in the food and supplement industries. Prior to joining the Company, Mr. Custer served as Plant Manager at Hamakua Macadamia Nut Company for seven years.  He currently represents Cyanotech as a Board Member with the Natural Algae Astaxanthin Association and previously served on the Board of Directors of the Big Island Chapter of Hawaii Food Manufacturers Association from 2014 through 2017.  His education includes a degree in Accounting from the University of Hawaii.

Glenn D. Jensen, Vice President, Operations —63: Mr. Jensen has served at his current position since August 2019. From 2016 to 2019, Mr. Jensen served as Vice President Manufacturing and Infrastructure and from 1993 to 2015, he served as Vice President of Operations. Mr. Jensen joined the Company in 1984 as Process Manager. He has over 35 years of experience in microalgae process operations. Prior to joining the Company, Mr. Jensen worked as a plant engineer at Cal-Alga, a spirulina production facility, near Fresno, California. Mr. Jensen holds a Bachelor of Science degree in Health Science from California State University, Fresno.

Jennifer M. Johansen, Vice President, Quality, Regulatory & Government Affairs—48: Ms. Johansen has served as Vice President—Quality & Regulatory Affairs since January 2009. She joined Cyanotech in 2003 in the Quality Department and has 18 years of experience in quality and regulatory. Prior to joining the Company, Ms. Johansen worked in medical research at the University of Washington. She serves as Chair of the Algae Biomass Organization, is a member of the Regulatory Affairs Professional Society, and the American Herbal Products Association Government Affairs Committee. She also is a Board member on the Kona Kohala Chamber of Commerce serving on Economic Development, Government Affairs, and Sustainability Committees. Ms. Johansen is also an American Society of Quality certified HACCP auditor and a Preventive Controls Qualified Individual (PCQI). She holds a Bachelor of Arts degree in Psychology, with a minor in Organic Chemistry, from the University of Oregon while on a full athletic scholarship.

Amy B. Nordin, Vice President, Human Resources, Secretary – 53: Ms. Nordin has served as Vice President Human Resources, Secretary since August 2019.  She joined Cyanotech in 2016 as Director of Human Resources.  Ms. Nordin has over 25 years business operations management experience with an emphasis in manufacturing, quality, agriculture, and tourism sectors; with the last 20 years, specifically concentrated on Hawaii and Pacific Asian business.  Prior to joining the Company, Ms. Nordin was the Director of Operations and Sales at Hamakua Macadamia Nut Company, Operations Manager of HPM Building Supply, and Quality Manager for Molded Dimensions Inc.  Ms. Nordin holds a Bachelor of Science degree in Operations Management from Marian University-Wisconsin, a Master of Business Administration degree, a Certificate in Pacific Asian Business, and a Master of Human Resource Management degree from University of Hawaii-Manoa.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed with senior management the Compensation Discussion required by Item 402(m) through Item 402(r) of Regulation S-K that follows. Based on that review and discussion, the Committee recommended, and the Board of Directors concurred that such Compensation Discussion be included this proxy statement.

Compensation Committee of the Board of Directors.

Walter B. Menzel, Chairman
David L. Vied

Compensation Discussion

Who is responsible for determining appropriate executive compensation?

The Compensation Committee has the responsibility for approving the total compensation program for the Company and its subsidiaries, including base salary, perquisites, incentive compensation and equity-based compensation. The Compensation Committee’s charter does not give the Compensation Committee the right to delegate any of its responsibilities to any other persons. This included determining compensation for the past fiscal year 2021, as well as for the current fiscal year 2022, our Named Executive Officers (“NEOs”): (1) Gerald R. Cysewski, Ph.D., Chief Executive Officer since May 23, 2019; (2) Felicia Ladin, Chief Financial Officer, Vice President – Finance and Administration and Treasurer since September 28, 2020; (3)  Matthew K. Custer, President; and (4) Glenn D. Jensen, Vice President, Operations.

What are the objectives of the Company’s compensation programs?

The goals of the Company’s compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, motivate and retain executives of outstanding ability, potential and drive commensurate with the size and development requirements of the Company. Key components include:

●	The Company’s compensation is competitive with comparably sized companies in the Hawaii and California markets with which we compete for talent and is based on salary surveys purchased annually.

●	The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

●

The Company provides equity awards for executive officers to align management interest with the interest of the shareholder to drive the long-term financial performance of the Company as they respond to the Company’s business challenges.

The Compensation Committee endeavors to balance Company needs and values with the employees’ needs and believes that it is important that the Committee maintain this relationship.

What are the compensation programs designed to reward?

The Company’s compensation programs are designed to recognize and reward executives for the Company’s annual and long-term performance and for individual performance that enhance shareholder value. To that end:

●

Company Performance. The Compensation Committee considers each executive’s overall contribution to the Company’s long-term and short-term results and projections in relation to the Company goal of achieving sustainable profitability from sales of its products.

●

Individual Performance. The Company has a small executive team of talented individuals with clear divisions of responsibility for achieving the Company’s goals. The Compensation Committee evaluates the Chief Executive Officer as a committee. That evaluation entails a review of the Chief Executive Officer’s performance and progress towards achieving sustainable profitability through improved long-term and short-term results attributable directly and indirectly to his efforts. The Compensation Committee or together with other independent directors acting with the Committee or upon its recommendations also considers relative shareholder return over the same period and chief executive compensation for similar-sized companies with similar results within the relevant geographic and industry area.

For other NEOs, the Compensation Committee reviews and considers whether to approve a performance assessment and base salary recommendation from the Chief Executive Officer. The performance evaluations of these executives are based on the Company’s success in achieving short-term and long-term results and projections in relation to the Company goal of achieving sustainable profitability from sales of its products; in addition to performance toward specific departmental goals established annually and approved by the Compensation Committee.

What are the elements of executive compensation?

The elements of the Company’s executive compensation include:

●	Base salary and bonus, if awarded
●	Equity awards

How is base salary determined?

The base salaries of the executive officers are determined initially on the basis of one or more salary surveys conducted by third parties or by the Company’s Vice President of Human Resources. Based on such surveys, the executive officers’ salaries are set within the ranges of the surveys targeted at the median; the exact level is determined after the Committee considers the experience and capability of the executive officer, the level of responsibility and the needs of the Company.

Are bonuses paid to executive officers?

The Committee believes that, as a general rule, annual compensation in excess of base salaries should be dependent on the Company’s performance and should be awarded based on recommendations of the Chief Executive Officer to the Committee and in the discretion of the Board. Accordingly, each fiscal year, the Committee reviews and approves an incentive bonus plan designed to motivate executive officer and key personnel to achieve the financial and operational objectives of the Company.

The financial goals are established in part on the basis of an annual operating plan developed by management and approved by the Board of Directors. The annual operating plan is designed to maximize profitability, within the constraints of economic and competitive conditions, some of which are outside the control of the Company, and is developed on the basis of:  (i) the Company’s performance in the prior year; (ii) projections of sales revenue for the plan year based upon recent market conditions and trends and other factors which, based on historical experience, are expected to affect the level of sales that can be achieved; (iii) historical operating cost and cost savings that management believes can be achieved; and (iv) competitive conditions faced by the Company. Taking all of these factors into account, financial targets for key financial performance indicators such as Net Sales, Gross Margin and Net Income (before extraordinary items) are established.

Additionally, specific performance measures are established in areas of strategic planning, leadership, and operations as appropriate to the executive’s area of management responsibility. Such goals support and complement the financial goals of the Company and allow executives to achieve meaningful results even when the Company’s overall profitability is challenged.

As a result of such performance-based criteria, executive compensation, and the proportion of each executive’s total cash compensation that is represented by incentive or bonus income, may increase in those years in which the Company achieves the anticipated level of growth and profitability. On the other hand, in years in which the Company experiences less than anticipated growth, bonuses and total executive compensation should be lower or not awarded and total executive compensation should consequently be lower.

For fiscal 2021 performance, no bonus incentive compensation for the Company’s NEOs was accrued in the Summary Compensation Table set forth below in Executive Compensation and Other Information – Summary Compensation.

What is the Company’s equity incentive program?

The 2016 Equity Incentive Plan (the “2016 Plan”), which was approved by stockholders on August 25, 2016, rewards select executives and key employees as an incentive for them to join or remain in the service of the Company. The Compensation Committee administers the Plan.

How does the Company grant equity awards?

The Compensation Committee expects to make equity award grants on an annual basis under the 2016 Plan. Such grants will be intended to align the interests of select executives and key employees with those of the long-term goals of stockholders and provide each individual with a significant incentive to join or remain at the Company from the perspective of an owner with an equity stake in the business. Additionally, the Compensation Committee expects to make equity award grants every three years to all employees to enhance the ethic of ownership in the Company and to further align interests in the long-term future of the Company.

Do executive officers have change-in-control agreements?

Options granted under the 2005 Plan that remain outstanding accelerate when a Change in Control or a Corporate Transaction, as defined in the 2005 Plan, occurs, unless such outstanding options are assumed or replaced by the successor corporation with comparable, equalized options or a cash incentive program in accordance with the terms of the 2005 Plan.

A “change in control”, as defined in the 2005 Plan, generally means a change in control of Company effected as a result of (1) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act of stock possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding stock pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders accept; or (2) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of persons who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

Under the 2016 Plan, upon the occurrence of certain Change in Control events (as defined in the 2016 Plan), the Company may provide for any of the following in connection with outstanding awards:

●

Acceleration – In the event of a Change in Control and Double Trigger Event (as defined in the 2016 Plan) with respect to a participant, the Company may accelerate the exercisability and/or vesting of Awards in connection with such Change in Control and Double Trigger Event;

●

Assumption; Continuation or Substitution – In the event of a Change in Control, the acquirer of or successor to the Company may, without the consent of any participant, assume or continue the Company’s rights and obligations under each or any award outstanding immediately prior to the Change in Control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award with respect to the acquirer’s or successor’s stock; or

●

Cash Out – In the event of a Change in Control, the Company may, without the consent of any participant, cancel each or any award or portion thereof outstanding immediately prior to the Change in Control in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Company) of the Company’s common stock subject to such canceled award in cash, stock of the Company or its acquirer or successor, or other property.

The material in the heading “Compensation Discussion” and the Report of the Compensation Committee are not “soliciting material,” and are not deemed “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth the compensation paid or accrued by the Company to the Chief Executive Officer and the two highest compensated executive officers of the Company, other than the Chief Executive Officer, for services rendered in all capacities to the Company (hereinafter referred to as the “Named Executive Officers”) for the fiscal years ended March 31, 2021 and 2020.

SUMMARY COMPENSATION

		ANNUAL COMPENSATION
	Fiscal			Stock	Option	Non-equity	All
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards ($) (1)	Awards ($) (1)	Incentive Plan	Other ($) (2)	Total ($)
Gerald R. Cysewski	2021	120,000	—	4,009	—	—	—	124,009
Chief Executive Officer (since May 23, 2019)	2020	142,308	—	35,618	—	8,757	—	186,683

Felicia Ladin	2021	84,039	—	—	5,558	—	—	89,597
Chief Financial Officer, Vice President Finance and Administration and Treasurer (since September 28, 2020)	2020	—	—	—	—	—	—	—

Matthew Custer	2021	167,596	—	1,865	10,671	—	24,984	205,116
President (since May 20, 2021) Vice President, General Manager (from August 22, 2019)	2020	141,538	—	1,180	—	6,954	—	149,673

Glenn D. Jenson	2021	174,904	—	2,914	—	—	—	177,818
Vice President, Operations	2020	170,000	—	2,673	—	7,419	—	180,092

(1)

In connection with equity-classified awards, which the Company reports in accordance with Generally Accepted Accounting Principles (“GAAP”). The assumptions used to calculate the fair value of option and restricted stock unit awards are set forth in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for fiscal years 2021 and 2020.

(2)	All Other compensation includes a housing bonus.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
	Number of Shares of
	Common Stock Underlying			Option	Option
	Unexercised Options (#)			exercise	expiration
Name	Exercisable	Unexercisable		price ($)	date

Gerald R. Cysewski	12,000	—		3.58	6/30/2021
	3,000	—		3.82	8/28/2021
	100,000	—		3.82	8/28/2021
	12,500	—		5.84	7/18/2022
	127,500	—

Felicia Ladin	—	25,000	(1)	2.57	9/28/2030
	—	25,000

Matthew K. Custer	—	50,000	(2)	2.29	7/6/2030
	—	50,000

Glenn D. Jensen	2,000	—		3.82	8/28/2021
	35,000	—		3.82	8/28/2021
	10,000	—		5.84	7/18/2022
	47,000	—

(1)	25,000 options were granted on September 28, 2020, and 8,333 vest on September 28, 2021, 8,333 vest on September 28, 2022, and 8,334 vest on September 28, 2023.

(2)	50,000 options were granted on July 6, 2020, of which 12,500 vested on July 7, 2021 and the remainder vest equally on July 7, 2022, 2023 and 2024.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans as of March 31, 2021, including the 2004 Independent Director Stock Option and Restricted Stock Grant Plan (the “2004 Directors Plan”). 2005 Stock Option Plan (the “2005 Plan”); 2014 Independent Director Stock Option and Restricted Stock Grant Plan (the “2014 Plan”); and the 2016 Equity Incentive Plan (the “2016 Plan”). The 2005 Plan and the 2004 Directors Plan have expired and, therefore, no additional awards will be issued under these plans. The 2014 Plan was approved by stockholders on August 28, 2014, and the 2016 Plan was approved by stockholders on August 25, 2016.

Plan Category	Common shares to be issued upon exercise of options and restricted stock units outstanding (in shares) (#)	Weighted average exercise price of outstanding options and restricted stock units ($)	Common shares available for future grant under equity compensation plans (in shares) (#) (1)
Equity Compensation Plans Approved by Stockholders	402,488	$3.39	1,263,258

(1)

Consists of 43,133 shares available for future issuance under the 2014 Independent Director Stock Option and Restricted Stock Grant Plan, and 1,078,858 shares available under the 2016 Equity Incentive Plan

AUDIT COMMITTEE REPORT

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. All committee members are financially literate.

The Audit Committee, which met four (4) times in fiscal 2021, reviewed and discussed the Company’s audited financial statements with management. The Audit Committee discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm (“Grant Thornton”), the matters required to be discussed by Statement of Auditing Standards No. 114, “Communication with Audit Committees,” which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee also received written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1, which relates to the independent registered public accounting firm’s independence from the Company and its related entities.

The Audit Committee is governed by the Audit Committee Charter adopted by the Board of Directors, a current copy of which is available on the Company’s website at www.cyanotech.com. Pursuant to such Charter, the Audit Committee has the following primary responsibilities:

1)

Review the performance of the independent registered public accounting firm and make recommendations to the Board of Directors regarding the appointment or termination of the independent registered public accounting firm;

2)

Confer annually with the independent registered public accounting firm concerning the scope of its examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent registered public accounting firm’s annual engagement letter, and authorizing the independent registered public accounting firm to perform such supplemental reviews or audits as the Committee may deem desirable;

3)	Review the range and cost of audit and non-audit services performed by the independent registered public accounting firm;

4)

Review the Company’s audited financial statements and the independent registered public accounting firm’s opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof; and

5)	Review the adequacy of the Company’s systems of internal controls.

The firm of Grant Thornton, an independent registered public accounting firm, served as the Company’s independent registered public accounting firm since fiscal year 2009. As stated in Proposal Two, the Audit Committee has selected, and the Board has approved Grant Thornton to serve as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2022.

Audit services provided by Grant Thornton consisted of the examination of the Company’s annual financial statements and services related to filings with the SEC as well as their review of the Company’s quarterly financial statements. All fees paid to Grant Thornton were reviewed and considered for independence by the Audit Committee. In addition, the Audit Committee (i) discussed with Grant Thornton their qualification of the partners and managers assigned to the Company’s audit, (ii) reviewed with Grant Thornton the quality control system for the US accounting and audit practice to provide reasonable assurance that the audit was conducted with professional standards, and (iii) confirmed with Grant Thornton that there was appropriate continuity of personnel working on our audits and availability of national office consultation.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021.

Submitted by the Audit Committee of the Company’s Board of Directors.

David M. Mulder, Chairman
Walter B. Menzel
Nancy E. Katz

Independent Registered Public Accounting Firm’s Fees

Audit Fees

The aggregate fees billed by Grant Thornton, our independent registered public accounting firm, for professional services rendered for the audit of the Company’s annual financial statements and timely quarterly reviews for the fiscal years ended March 31, 2021 and 2020 were $327,300 and $402,200 respectively.

Audit-Related Fees

There were no audit-related fees billed by Grant Thornton for the fiscal years ended March 31, 2021 and 2020.

Tax Fees

The aggregate fees billed or to be billed by Grant Thornton for tax services rendered to the Company, for the fiscal years ended March 31, 2021 and 2020 were $15,900 and $15,300, respectively.

All Other Fees

There were no other fees billed by Grant Thornton for the fiscal years ended March 31, 2021 and 2020.

The Audit Committee has considered and does not believe the provision of all other services by the Company’s registered public accounting firm is incompatible with maintaining Grant Thornton’s independence.

A representative of Grant Thornton is expected to be available at the 2021 Annual Meeting of Stockholders and will have an opportunity to make a statement and to respond to appropriate questions from Stockholders.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholders who wish to present proposals in accordance with Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934 which they desire to be considered at the 2022 Annual Meeting of Stockholders must timely submit such proposals in order that they will be received by the Company no later than March 17, 2022. Any such stockholder proposal must be mailed to the Company’s principal executive offices, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, Hawaii 96740, Attention: Corporate Secretary. However, submission of a proposal does not assure the proponent that the proposal will be included in the Company’s 2021 proxy materials because all applicable rules of the SEC must be followed by both the proponent and the Company.

In addition, the Company’s Bylaws provide a procedure for stockholders to propose a matter (other than a matter brought pursuant to SEC Rule 14a-8) at a meeting of stockholders, or to nominate a person or persons as a director. Procedurally, eligible stockholders must submit for actual receipt by the Company, Attention Corporate Secretary, at its principal executive office, any proposal or nomination within 120-150 days prior to the anniversary date of the prior year’s annual meeting of stockholders. In the case of the Company’s 2022 Annual Meeting, such proposals or nominations by eligible stockholders pursuant to our Bylaws (and not pursuant to SEC Rule 14a-8) must be received no later than April 28, 2022 and no earlier than March 29, 2022, unless our Annual Meeting date occurs more than 30 days before or after August 26, 2022. In that case, we must receive proposals not earlier than the close of business 120 days prior to the date of the annual meeting and not later than 90 days prior to the date of the annual meeting, or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.

To be in proper form, a stockholder’s notice must include the information concerning the proposal or nominee, as well as the stockholder and possibly affiliated persons, specified in our Bylaws. A stockholder who wishes to consider submitting a proposal or nomination is encouraged to seek independent counsel about our Bylaw requirements and procedures, as well as SEC requirements and procedures. The Company will not consider any proposal or nomination that does not meet all requirements of our Bylaws and of the SEC. The Company also reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

At the date of this Proxy Statement, the Board of Directors does not know of any business to be presented for consideration at the meeting other than those set forth herein and, in the Notice, accompanying this Proxy Statement. If any other business should properly come before the meeting, the shares represented by proxies may be voted in accordance with the judgment of the persons named in such proxies.

Cyanotech Corporation’s annual report to the SEC on Form 10-K, including financial statements and financial statement schedules, for the most recent fiscal year, accompanies these proxy materials. Additional copies may be obtained by downloading them from the Company’s website (www.cyanotech.com), including Exhibits to the Form 10-K. Paper copies of the five (5) Exhibits identified in the Form 10-K, Item 15(b) with an asterisk (*) will be furnished upon request from persons making a good faith representation that they were a beneficial owner of the Company’s securities on July 2, 2021, and upon payment to the Company of its reasonable expenses for furnishing such copies (which will be the lesser of $60 per set or $0.68 per page for those requesting less than a full set). Such written requests should be addressed to: Amy Nordin, Secretary, Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, HI 96740.

The Annual Report to the Stockholders of the Company, for the fiscal year ended March 31, 2021, including financial statements, is enclosed with this proxy statement.

You are most cordially invited to attend this meeting in person. However, whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy or instructions to your broker as to how you want your shares voted as promptly as possible

By Order of the Board of Directors

/s/ Amy Nordin
Amy Nordin
Corporate Secretary

Kailua-Kona, Hawaii
July 15, 2021

Exhibit A

CYANOTECH CORPORATION

2014 INDEPENDENT DIRECTOR STOCK OPTION AND RESTRICTED STOCK GRANT PLAN AND AMENDMENT

I.	Purposes

The purposes of this 2014 Independent Director Stock Option and Restricted Stock Grant Plan (the “2014 Director Stock Plan”) are: i) to provide additional incentive for securing and retaining qualified non-employee persons to serve on the Board of Directors of Cyanotech Corporation, a Nevada corporation, including any successor thereto ( the “Company”); and ii) to enhance the future growth of the Company by further aligning the independent directors interests with the interests of the Company and its stockholders. It is intended that all Stock Options granted under the 2014 Director Stock Plan will be Non-Qualified Stock Options.

II.	Definitions

(a)	In the 2014 Director Stock Plan, except where the context otherwise indicates, the following definitions apply:

(1)

“Board” or “Board of Directors” means the Board of Directors of the Company.“Code” means the Internal Revenue Code of 1986, as amended. References herein to any section of the Code shall include any successor section of the Code or its successor.

(2)

 “Designated Beneficiary” means the person designated to be entitled, on the death of a Participant, to any remaining rights arising out of a Stock Option grant. If no such designation has been made by the Participant, or if the Designated Beneficiary should pre-decease the Participant, any remaining rights arising out of a Stock Option grant shall inure to the executor or administrator of the Participant’s estate or to his/her heirs at law if there is no administration for the Participant’s estate.

(3)

“Disability” means the Participant so affected is unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A determination by a majority of the Board, other than the Participant, as to whether the Participant has incurred a Disability shall be final and conclusive as to all interested parties.

(4)	“Effective Date” means the date on which the 2014 Director Stock Plan is approved by the stockholders of the Company.

(5)

“Fair Market Value” means, with respect to valuation of a share of the Company’s Common Stock on any date herein specified, the closing sale price for such date (on which trades have occurred) as quoted by the NASDAQ Small-Cap Market List, or if the Company’s Common Stock is listed on an alternate national securities exchange as of such date, the closing sale price reported by such national securities exchange for such date. If the Common Stock is not included in the NASDAQ Small-Cap Market List or is not listed on an alternate national securities exchange as of such date, “Fair Market Value” shall mean the closing sale price quoted by an established quotation service for over-the-counter securities. In the event the Common Stock is not publicly traded at the time a determination of its Fair Market Value is required to be made hereunder, the determination of Fair Market Value shall be made by the Board in good faith in such manner as it deems appropriate. In no event shall the “Fair Market Value” be lower than the par value per share of the Company’s Common Stock.

(6)	“Independent Director” means a person who as of any applicable date is a member of the Company’s Board and is considered “independent” under NASDAQ Rule 5605(a)(2).

(7)	“Non-Qualified Stock Option” means an option which does not meet the requirements of Section 422 of the Code.

(8)	“Participant” means any Independent Director of the Company who is granted a Stock Option or Stock hereunder.

(9)	“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

(10)	“Share” means a share of Stock that has been previously: (i) authorized but unissued; or (ii) issued and reacquired by the Company.

(11)

 “Stock” or “Common Stock” means the common stock, $0.02 par value per share, of the Company, authorized or outstanding on the Effective Date, or any common stock or equity securities that may be issued in respect of such Common Stock in the event of any stock split, combination of Shares, recapitalization or other change in the Company’s then outstanding Common Stock.

(12)	“Stock Option” or “Option” means an option to purchase Shares issued hereunder.

(13)	“Terminate” means to cease to be a Director of the Company.

(14)

“Termination of Directorship” means the cessation of any Participant to be a Director for any reason whatsoever, voluntarily or involuntarily. A Termination of Directorship shall be deemed to occur on the actual date of such termination (by death, disability, retirement, resignation, non-election or otherwise)

III.	Grants of Stock Options and Restricted Stock

(a)

Options     Options will be granted to persons who are newly elected Independent Directors of the Company. As of the date of the Annual Meeting of Stockholders in each year after 2014 that the 2014 Director Stock Plan is in effect, as provided in Section V, each newly elected Independent Director shall receive without the exercise of the discretion of any person or persons, such number of 10-year Options as determined from time to time during the term of the 2014 Director Stock Plan by the Board. All Options granted under the 2014 Director Stock Plan shall be (i) at the Option price set forth in subsection (b) of this Section III, (ii) subject to the exercise restriction set forth in subsection (c) of this Section III, and (iii) subject to adjustment as provided in Section VII and to the terms and conditions set forth in Section VIII.

(b)

Purchase Price     The purchase price of Shares issued under each Option (sometimes also referred to as the exercise price) shall be at the Fair Market Value of Shares subject to the Option on the date the Option is granted.

(c)	Vesting All Options granted hereunder shall vest and become exercisable six months from the date of grant.

(d)

Restricted Stock Grants     As of the date of the Annual Meeting of Stockholders in each year after 2014 that the 2014 Director Stock Plan is in effect, as provided in Section V, each Independent Director then elected or continuing in office who had previously received a stock option grant pursuant to Section III (a) will be issued such number of Shares of the Company’s fully paid and non-assessable Shares of Common Stock as determined from time to time during the term of the 2014 Director Stock Plan by the Board. All Shares granted under this Section III(d) are non-transferable for six months following the grant date.

(e)

No Independent Director shall be required to forfeit or otherwise return to the Company any Shares of Common Stock issued to him or her as a grant pursuant to the 2014 Director Stock Plan notwithstanding any change in status of such Independent Director which renders him or her ineligible to continue as a Participant in the 2014 Director Stock Plan. Any person who is an Independent Director immediately following the date of the Company’s Annual Meeting of Stockholders shall be entitled to receive an Option or Stock grant notwithstanding any change in status of such Independent Director which renders such Director ineligible to continue participation in the 2014 Director Stock Plan prior to delivery of certificates evidencing Shares of Common Stock.

IV.	Administration

(a)

The 2014 Director Stock Plan shall be administered by the Company’s Chief Executive Officer and Chief Financial Officer (“Administrators”), subject to any resolutions, policies or other directions issued by the Board of Directors. The Administrators have authority to adopt or rescind administrative rules as they may deem appropriate to carry out the purposes of the 2014 Director Stock Plan, have authority to interpret and construe the provisions of the 2014 Director Stock Plan and any agreements and notices under the 2014 Director Stock Plan and to make determinations pursuant to any 2014 Director Stock Plan provision. Each interpretation, determination or order or action made or taken by the Administrators pursuant to the 2014 Director Stock Plan is final and binding on all persons. The Administrators are not liable for any action or determinations made in good faith, and are entitled to indemnification and reimbursement in the manner provided in the Company Articles of Incorporation and By-Laws as such documents may be amended from time to time.

(b)

The Administrators may, in their discretion, delegate duties to an officer or employee or a committee composed of officers or employees of the Company, but it may not delegate its authority to apply and interpret this 2014 Director Stock Plan.

V.	Term

The term of this 2014 Director Stock Plan commences on the Effective Date and will terminate at 11:59 PM (Hawaii Standard Time) on the date of the Annual Meeting of Stockholders in the year 2024. This 2014 Director Stock Plan shall remain in effect for the purposes of administration of any Stock Options and Stock Grants issued pursuant to its provisions and no such Stock Options or Stock Grants during the term of this 2014 Director Stock Plan shall be affected adversely by the termination of the 2014 Director Stock Plan.

VI.	Shares Reserved; Options Grantable and Exercisable

(a)

Subject to adjustment as provided in Section VII hereof, a total of 350,000 Shares shall be subject to issuance under the 2014 Director Stock Plan. The Shares subject to the 2014 Director Stock Plan shall be and are hereby reserved for issuance pursuant to the 2014 Director Stock Plan. Any of the Shares that are not subject to outstanding Options at the termination of the 2014 Director Stock Plan shall cease to be reserved for the purposes of the 2014 Director Stock Plan. If any Option expires or is cancelled prior to its exercise in full, the Shares theretofore subject to such Option will return to the pool of available Shares may again be granted by an Option or Stock Grant under the 2014 Director Stock Plan.

(b)	As to a Participant, an Option ceases to be exercisable, as to any Share, when the Participant purchases the Shares or when the Option lapses.

VII.	Adjustments

(a)

The existence of outstanding Stock Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of, or affecting, the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets of business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)

If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then: (i) the number and per share price of shares of Common Stock subject to outstanding Stock Options hereunder shall be appropriately adjusted in such a manner as to entitle a Participant to receive upon exercise of a Stock Option, for the same aggregate cash consideration, the same total number and class or classes of Shares as the Participant would have received had he or she exercised his or her Stock Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class or classes of shares then reserved for issuance under the 2014 Director Stock Plan shall be adjusted by substituting for the total number of Shares of Common Stock then reserved that number and class or classes of Shares of Common Stock that would have been received by the owner of an equal number of outstanding Shares of Common Stock as the result of the event requiring the adjustment.

(c)

If, while unexercised Stock Options remain outstanding under the 2014 Director Stock Plan: (i) the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or the Common Stock is converted into other securities, cash or other property in connection with such merger or consolidation; (ii) the Company sells or otherwise disposes of substantially all its assets to another person, corporation or entity; (iii) the Company is liquidated or dissolved; (iv) over 50 percent of the outstanding Common Stock is acquired by another corporation in exchange for stock (or stock and other securities) of such corporation; or (v) over 50 percent of the then outstanding Common Stock is acquired in a single transaction or a series of related transactions, then after the effective date of such merger, consolidation, exchange, liquidation, sale or acquisition, as the case may be, each holder of an outstanding Stock Option shall be entitled, upon exercise of such Stock Option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities of the Company or the surviving or acquiring corporation or such other property at the same rate per share as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, exchange liquidation, sale or acquisition.

(d)

Except as expressly provided herein, the issuance by the Company of shares of stock of any class, or securities convertible into shares or stock of any class, for cash, property, labor, or services, either upon direct sale, exercise of rights of warrants to subscribe therefor, or conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of Shares of Common Stock then subject to outstanding Stock Options.

VIII.	Terms and Conditions of Stock Options

(a)	During the Participant’s life, the Stock Option is exercisable only by the Participant or by his or her guardian or legal representative.

(b)

A Stock Option under this 2014 Director Stock Plan is not assignable or transferable, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code), and is not subject, in whole or in part, to attachment, execution or levy of any kind.

(c)	Any Stock Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(d)

Stock Options shall be exercised by the delivery of written notice to the Company setting forth the number of Shares of Common Stock with respect to which the Stock Option is to be exercised and, subject to the provisions hereof, the address to which the certificates representing shares issuable upon the exercise of such Stock Option shall be mailed. In order to be effective, such written notice shall be accompanied at the time of its delivery to the Company by payment of the exercise price of such Shares, which payment shall be made in cash or by check, bank draft, or postal or express money order payable to the order of the Company in an amount (in United States dollars) equal to the exercise price of such Shares or as provided in subsection (e) below. Such notice shall be delivered in person to the Secretary of the Company, or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case, delivery shall be deemed made on the date such notice is deposited in the mail. When Shares are to be issued or delivered pursuant to the 2014 Director Stock Plan, but only to the extent that the Company determines that tax withholding is required pursuant to applicable law or regulation, the Company shall require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares, which payment may be made in the manner set forth above or in the manner permitted by clause (c) below.

(e)

Alternatively, payment of the exercise price may be made, in whole or in part, by delivery of Shares previously issued to the Participant. Unless otherwise permitted by the Board, payment of the exercise price in Shares shall be made only with Shares owned by the Participant for at least six (6) months. If payment is made in whole or in part in Shares owned by the Participant, then the Participant shall deliver to the Company, exercised: (i) certificates registered in the name of such Participant, free of all liens, claims and encumbrances of every kind and having a Fair Market Value as of the date of delivery of such notice that is not greater than the exercise price of the Shares of Common Stock with respect to which such Stock Option is to be exercised plus any applicable tax required to be withheld by the Company, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates; and (ii) if the exercise price of the Shares with respect to which such Stock Option is to be exercised exceeds such Fair Market Value, cash or check, bank draft or postal or express money order payable to the order of the Company in an amount (in United States dollars) equal to the amount of such excess.

(f)	Stock Options granted to any Participant under this 2014 Director Stock Plan shall be subject to the following conditions:

(1)	Except as otherwise provided in paragraph (3) below, each Stock Option shall have a term of ten (10) years from the date such Option is granted and shall vest in accordance with Section III(c) hereof.

(2)	A Stock Option shall lapse and expire in the following situations:

(i)

If a Termination of Directorship occurs with respect to any Participant, for any reason other than death or Disability, any and all unexercised and vested Stock Options held by such Participant shall expire: (A) as of 12:01 AM (Hawaii Standard Time) on the date which is three (3) months after the date of such Termination of Directorship; or (B) on the expiration date of the term of the Stock Option, whichever date is earlier.

(ii)

If a Termination of Directorship occurs with respect to any Participant by reason of the death or Disability of such Participant, any and all unexercised and vested Stock Options shall expire: (A) as of 12:01 AM (Hawaii Standard Time) on the date which is one (1) year from the date of the Termination of Directorship due to such death or Disability; or (B) on the expiration date of the term of the Stock Option, whichever date is earlier. Any such vested and unexercised Stock Option may be exercised by the Designated Beneficiary of a deceased Participant, or the legal guardian of a disabled Participant, subject to all applicable provisions of the 2014 Director Stock Plan.

(iii)

In the event of Participant’s Termination of Directorship for any reason other than not being re-elected at an annual meeting of stockholders, including death or disability, any portion of a previously granted Stock Option that was not exercisable on the date of such Termination of Directorship shall automatically expire as of 12:01 AM (Hawaii Standard Time) on the date of Termination of Directorship, and no further vesting of such Stock Option shall occur.

IX.	Power to Amend

The Board of Directors may modify, revise or terminate the 2014 Director Stock Plan at any time and from time to time; provided, however, that the 2014 Director Stock Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Code, or the regulations thereunder, or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder; and provided, further, that without the approval of the holders of at least a majority of the outstanding Shares of the Company’s voting stock, the Board of Directors may not (i) materially increase the benefits accruing to Participants under the 2014 Director Stock Plan; (ii) change the aggregate number of Shares which may be issued under the 2014 Director Stock Plan; (iii) reduce the Option price at which Options have been granted; or (iv) change the class of persons eligible to receive Options. However, no termination or amendment of the 2014 Director Stock Plan may, without the consent of the holder of any Option then outstanding adversely affect the rights of such holder under the Option.

X.	Exercise of Options; No Registration

The Company shall not be required to sell or issue any shares of Common Stock under any Stock Option or grant Shares if the issuance of such shares shall constitute a violation by the Participant or the Company of any provision of any law, statute, or regulation of any governmental authority whether it be Federal or State. Specifically, in connection with the Securities Act, upon grant of Shares or exercise of any Stock Option, unless a registration statement under the Securities Act is in effect with respect thereto, the Company shall not be required to issue such shares unless the Board has received evidence satisfactory to it to the effect that the holder is acquiring such shares of Common Stock for investment and not with a view to the distribution thereof, and that such shares of Common Stock may otherwise be issued without registration under the Securities Act or state securities laws. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of a Stock Option, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority. Certificates for Stock issued under the 2014 Director Stock Plan are subject to such legends, stock transfer orders and other restrictions as the Company may consider necessary or advisable.

XI.	Stock Option Agreement

The Stock Options awarded to a Participant shall be evidenced by a separate written agreement (the “Stock Option Agreement”) which shall be subject to the terms and provisions of the 2014 Director Stock Plan and which shall be signed by the Participant and by a duly authorized officer, other than the Participant, in the name of and on behalf of the Company. In the event of any inconsistency or conflict between the terms of the 2014 Director Stock Plan and a Stock Option Agreement, the terms of the 2014 Director Stock Plan shall govern.

XII.	No Rights as Stockholder

A holder of a Stock Option shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a certificate for such Shares. Except as otherwise provided in Section VII, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued.

XIII.	No Right to Reelection

Nothing in the 2014 Director Stock Plan is to be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company’s stockholders, nor confer upon an Independent Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

XIV.	No Assignment or Allocation of Benefits

No right or benefit under this 2014 Director Stock Plan shall be subject to anticipation, alienation, sale assignment, pledge, encumbrance, or charge and any such act shall be void, except for any transfer pursuant to the Participant’s will or under the laws of descent and distribution or as otherwise permitted pursuant to Section VIII hereof. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contract, liabilities, or torts of the person entitled to such right or benefit.

XV.	Gender, Tense and Headings

Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the construction of this 2014 Director Stock Plan. The words, “hereunder,” “herein,” “hereof’ and similar compounds of the word “here” shall refer to the entire 2014 Director Stock Plan and not to any particular section or provision.

XVI.	No Guarantee of Tax Consequences

The Company makes no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any Non-Employee Director participating or eligible to participate herein.

XVII.	Severability

In the event that any provision of this 2014 Director Stock Plan is held to be illegal, invalid or unenforceable, such provision shall be fully severable, but shall not affect the remaining provisions of the 2014 Director Stock Plan, and the 2014 Director Stock Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

XVIII.	Stockholder Approval

Notwithstanding any other provision of the 2014 Director Stock Plan, the 2014 Director Stock Plan must be approved by the holders of at least a majority of the shares of Stock present, or represented, and entitled to vote thereon, at a duly held stockholders’ meeting within 12 months after the date of its adoption by the Board, and no Stock Options or no shares of Common Stock shall be issued under the 2014 Director Stock Plan until such approval has been secured.

XIX.	Interpretations

The provisions of the 2014 Director Stock Plan shall be construed, administered, and governed by the laws of the State of Hawaii, without giving effect to principles of conflicts of laws, and, to the extent applicable, the laws of the United States of America and the State of Nevada.

XX.	Government Regulations

The 2014 Director Stock Plan, the granting and exercise of Stock Options and Shares thereunder, and the obligations of the Company to sell and deliver Shares under such Stock Options, are subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

* * * * * *

AMENDMENT TO THE
CYANOTECH CORPORATION
2014 INDEPENDENT DIRECTOR STOCK OPTION AND
RESTRICTED STOCK GRANT PLAN

This AMENDMENT TO THE CYANOTECH CORPORATION 2014 INDEPENDENT DIRECTOR STOCK OPTION AND RESTRICTED STOCK GRANT PLAN (this “Amendment”) is made and adopted effective June 30, 2021, by Cyanotech Corporation (the “Company”), contingent upon approval of this Amendment by the stockholders of the Company.

WHEREAS, the Company maintains the Cyanotech Corporation 2014 Independent Director Stock Option and Restricted Stock Grant Plan (the “Plan”) for the benefit of its independent directors;

WHEREAS, it is necessary and desirable to amend the Plan to increase the number of shares of common stock of the Company authorized for grant under the Plan from 350,000 shares to 650,000 shares; and

WHEREAS, the Board of Directors of the Company has the right to amend the Plan from time to time subject to stockholder approval in the case of certain material modifications, including an increase in the number of shares reserved for issuance under the Plan.

NOW, THEREFORE, contingent upon the approval of this Amendment by the stockholders of the Company, the Plan is amended as follows effective June 30, 2021:

1.         The first sentence of Section VI(a) is amended and restated in its entirety to read as follows:

“Subject to adjustment as provided in Section VII hereof, a total of 650,000 Shares shall be subject to issuance under the 2014 Director Stock Plan.”

2.         Notwithstanding the foregoing, if the stockholders of the Company fail to approve this Amendment at the 2021 Annual Meeting of Stockholders, this Amendment shall be null and void. Except as provided above, the terms of the Plan are hereby ratified and confirmed in all respects.

Using a black ink pen, mark your votes with an X as shown in this example: ☒ Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A         Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 - 3.

1.	To elect the six director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;
		For	Withhold		For	Withhold			For	Withhold

	01 – Gerald R. Cysewski, Ph. D.	☐	☐	02 – Michael A. Davis	☐	☐	03 – Nancy E. Katz		☐	☐

	04 – Walter B. Menzel	☐	☐	05 – David M. Mulder	☐	☐	06 – David L. Vied		☐	☐

							For	Against	Abstain
2.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022; and						☐	☐	☐

							For	Against	Abstain
3.

To approve the amendment to the 214 Independent Director Stock Option and Restricted Stock Grant Plan to increase the number of shares of Common Stock reserved for issuance under the 2014 Plan by 300,000 shares, such that upon passage of the 2014 Plan Amendment there will be a total of 343,133 shares available for issuance under the 2014 Plan; and

							☐	☐	☐

4.

To transact other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2 AND 3. THE PROXIES ARE AUTHORIZED TO VOTE THIS PROXY IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

B         Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — CYANOTECH CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, AUGUST 26, 2021

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints James Crum and Laura Taylor and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Corporation to be held Thursday, August 26, 2021, at the Cyanotech Innovation Center, 73-4185 Unaloha Point Drive, Kailua-Kona, Hawaii USA, 96740 at 3:00 P.M. prevailing local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated July 15, 2021.

All other proxies heretofore given by the undersigned to vote shares of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment thereof are expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return promptly whether you expect to attend the meeting or not. If you do attend the meeting you may vote in person.

Electronic Voting Instructions

Your vote matters – here’s how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., Central Time, on August 25, 2021.

Online

•         Go to www.envisionreports.com/CYAN or scan the QR code – login details are located in the shaded bar below.

Phone

•         Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada.

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/CYAN.

Using a black ink pen, mark your votes with an X as shown in this example: ☒ Please do not write outside the designated areas.

Annual Meeting Proxy Card	1234 5678 9012 345

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A         Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 - 3.

1.	To elect the six director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;
		For	Withhold		For	Withhold			For	Withhold

	01 – Gerald R. Cysewski, Ph. D.	☐	☐	02 – Michael A. Davis	☐	☐	03 – Nancy E. Katz		☐	☐

	04 – Walter B. Menzel	☐	☐	05 – David M. Mulder	☐	☐	06 – David L. Vied		☐	☐
							For	Against	Abstain
2.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022; and						☐	☐	☐

							For	Against	Abstain
3.

To approve the amendment to the 2014 Independent Director Stock Option and Restricted Stock Grant Plan to increase the number of shares of Common Stock reserved for issuance under the 2014 Plan Amendment there will be a total of 343,133 shares available for issuance under the 2014 Plan; and

							☐	☐	☐

4.

To transact other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2 AND 3. THE PROXIES ARE AUTHORIZED TO VOTE THIS PROXY IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

B         Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — CYANOTECH CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, AUGUST 26, 2021

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints James Crum and Laura Taylor and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Corporation to be held Thursday, August 26, 2021, at the Cyanotech Innovation Center, 73-4185 Unaloha Point Drive, Kailua-Kona, Hawaii USA, 96740 at 3:00 P.M. prevailing local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated July 15, 2021.

All other proxies heretofore given by the undersigned to vote shares of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return in promptly whether you expect to attend the meeting or not. If you do attend the meeting you may vote in person.

C          Non-Voting Items

Change of Address – Please print new address below.